UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 28, 2009

FOUR RIVERS BIOENERGY INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-31091	980442163
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRA Employer Identification No.)

1637 Shar-Cal Road Calvert City, Kentucky	42029
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (270) 282-0943

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction .2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On January 28, 2009, Four Rivers BioEnergy Inc. (the “Company”), entered into an asset purchase and other related agreements with Kreido Biofuels, Inc., a Nevada corporation (“Kreido”), whereby the Company intends to acquire identified assets owned by Kreido, including certain machinery and intellectual property rights relating to the STT ® technology developed by Kreido. The aggregate consideration to be paid by the Company consists of $2.8 million in cash, the assumption of $260,000 of purchase orders and contracts, 1,200,000 shares of the Company’s common stock and warrants to purchase 200,000 shares of the Company’s common stock at an exercise price of $8.00 per share. The Company plans to commercialize the STT ® technology for the production of bio-diesel fuel and other by-products.

The asset purchase agreement (the “Agreement”) includes the following material terms:

A.  Concurrent with the execution and delivery of the Agreement, the Company made a loan to Kreido in an aggregate amount of $100,000, evidenced by a promissory note (the “Note”), the proceeds of which are to be used by Kreido to pay amounts owed to one of its creditors to facilitate removal of a lien on certain assets being purchased. The loan is secured by a lien on some of the assets to be acquired and subject to any prior liens. Upon consummation of this transaction (the “Closing Date”), the Note shall be cancelled and deemed paid in full.

B.  The Company will deposit a portion of the purchase price in the aggregate amount of $250,000 into escrow (the “Escrow Deposit”) with The Bank of New York Mellon, as escrow agent. In the event that Kreido terminates the Agreement due to the Company’s failure to fulfill its obligations under the Agreement or the Company has been the cause of the failure to consummate the transactions contemplated by the Agreement, the Escrow Deposit shall be disbursed to Kreido. In the event that the Company terminates the Agreement due to Kreido’s failure to fulfill its obligations under the Agreement or Kreido has been the cause of the failure to consummate the transactions contemplated by the Agreement, the Escrow Deposit shall be disbursed to the Company. In the event of a mutual termination of the Agreement by the parties, 50% of the Escrow Deposit shall be disbursed to the Company and 50% of the Escrow Deposit shall be disbursed to Kreido.

C.  On the Closing Date, the Company will pay to Kreido the sum of $2,442,000, less any amounts paid directly by the Company to creditors of Kreido with liens on the assets to be acquired, in accordance with the terms of the Agreement.

D.  On the Closing Date, the Company will issue to Kreido a total of 1,200,000 shares of the Company’s common stock, $0.001 par value per share (“Buyer Stock”), of which 300,000 shares shall be deposited in escrow with the Company’s transfer agent, for delivery to Kreido or its designee(s) solely upon exercise of certain warrants issued by Kreido on or about January 12, 2007 and only to the extent required to meet its obligations under said warrants. Any escrowed Buyer Stock not delivered to Kreido or its designee on or before January 31, 2012 shall be returned to the Company to be cancelled and returned to the status of authorized and unissued capital stock. The Buyer Stock is subject to a lock-up for 360 days from the Closing Date and is entitled to piggyback registration rights. Some of the Buyer Stock not in escrow may be transferred by Kreido to satisfy is creditors’ claims, subject to the lock-up. The 300,000 shares of Buyer Stock held in escrow are subject to an irrevocable proxy granted by Kreido to the Company’s President and Chief Financial Officer enabling those officers to vote such shares at any meeting of the Company’s stockholders in such officer’s discretion.

E.  On the Closing Date, the Company will issue to Kreido a warrant to purchase up to 200,000 shares of the Company’s common stock at an exercise price of $8.00 per share and having an expiration date five years after the Closing Date. The warrant provides for anti-dilution adjustment in limited circumstances and piggyback registration rights with respect to the underlying shares of common stock.

F.  On the Closing Date, the Company will assume certain contracts and related obligations of Kreido, as set forth in the Agreement.

Under the terms of the Agreement, each party agrees to indemnify the other party for breaches of any representation, warranty, covenant or agreement by such party. In addition, Kreido will indemnify the Company for: (i) any claim, suit or cause of action relating to any of the excluded liabilities (as such term is defined in the Agreement), whether occurring before or after the Closing Date; and (ii) any debts, liabilities and obligations of, and any violation of laws, rules, regulations or codes by, Kreido that exist on the Closing Date, or that arise after the Closing Date but which are based upon or arise from any act, transaction or circumstance, including any sale or provision of works, materials, products or services, which occurred or existed on or before the Closing Date, except with respect to the assumed contracts and assumed liabilities (as those terms are defined in the Agreement). The indemnification is subject to a $50,000 basket (which when met, the indemnified party can recover from the first dollar of damages suffered) and a maximum cap of $1,000,000, except for claims of fraud or intentional misrepresentation of a material fact which are not subject to the cap. Any indemnification payments will be made in shares of Four River’s common stock, with a share valued at $8.00 per share.

The Agreement contains typical representations and warranties by Kreido about its business, operations and financial condition, which must be true and correct in all material respects as of the signing of the Agreement and the Closing Date. The Agreement also contains certain conditions to closing typically found in an agreement of this nature, including the condition that Kreido receive the approval or consent of shareholders holding a majority of its issued and outstanding shares of common stock. The Company will pay a finders fee of $450,000 in connection with the transaction. The Agreement allows for the Company to, after the Closing Date, hire certain identified employees of Kreido as employees and/or consultants of the Company. If all the conditions to closing are satisfied, it is anticipated that the closing will occur sometime in March 2009.

Item 3.02  Unregistered Sales of Equity Securities

(a)  Date of sale and the title and amount of securities sold

Reference is hereby made to the description of the securities in Item 1.01 hereof which is incorporated by reference herein.

(b)  Consideration

The issuance of the securities was made in connection with the Company’s purchase of identified assets owned by Kreido, pursuant to the terms of the Agreement.

(c)  Exemption from Registration Claimed

The Company issued and sold the securities in reliance upon the exemption afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended (“Securities Act”), based on representations made by Kreido. Certificates representing such securities contain restrictive legends preventing sale, transfer or other disposition, unless registered under the Securities Act or pursuant to an exemption thereunder.

(d)  Terms of Exercise

Reference is hereby made to the description of the warrants in Item 1.01 hereof, which is incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.

Description of Exhibit

99.1

Press Release dated January 29, 2009

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information  included  in this Form 8-K may contain  forward-looking  statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This information may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements.  Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology.  These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass.  The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors.  Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 29, 2009	FOUR RIVERS BIOENERGY INC. By: /s/ Gary Hudson Name: Gary Hudson Title: Chief Executive Officer